SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. __)

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Associated Estates Realty Corporation

(Name of Registrant as Specified In Its Charter)

Land & Buildings Investment Management, LLC

Land & Buildings Capital Growth Fund, L.P.

Jonathan Litt

Marcus E. Bromley

Michael J. DeMarco

Charles M. Elson

Dana K. Hamilton

Gregory F. Hughes

R. Scot Sellers

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On January 28, 2015, Land & Buildings Investment Management, LLC and its affiliates issued a press release announcing that they had released an investor presentation highlighting what they believed to be the opportunity in Associated Estates Realty Corporation (the "Presentation") and that they would be hosting a conference call to discuss the Presentation at 11:00 A.M. EST on Wednesday, January 28, 2015. Copies of the press release and the Presentation are filed herewith as Exhibit 1 and Exhibit 2, respectively.

EXHIBIT 1

Land and Buildings Issues Investor Presentation Highlighting Opportunity to Unlock Significant Shareholder Value at Associated Estates

-	Land and Buildings seeks to replace the Board of Directors of AEC with seven highly-qualified candidates; believes fair value of company is $37 per share –

-	Opportunity to create best in class REIT, reversing 20-year history of poor capital allocation and significant underperformance –

Stamford, CT — (January 28, 2015) – Today Land and Buildings issued an investor presentation providing a detailed discussion of the opportunity at Associated Estates Realty Corporation (NYSE: AEC) (“AEC”, “Associated Estates”, or the “Company”). Land and Buildings Founder and Chief Investment Officer Jonathan Litt, and Scot Sellers, former CEO of Archstone-Smith Trust, a $22 billion apartment company that sold near the peak of the market in 2007, will be hosting a conference call on Wednesday, January 28th at 11:00 AM Eastern Time to discuss the presentation. The presentation is available at www.landandbuildings.com and the dial-in information for the call is below.

“Land and Buildings believes that the time for change at AEC is now – and that our seven highly-qualified independent director nominees are the ones to deliver it,” said Jonathan Litt. “These candidates, given their range of deep experience across the multifamily and real estate industries, as well as their commitment to best practices in corporate governance, are ideally suited to replace the current Board of Directors and maximize shareholder value at AEC.”

“The 20-year history of poor capital allocation and significant operational underperformance, as evidenced by our deep dive into AEC’s Florida portfolio, has created an excellent opportunity to transform Associated Estates into a best in class REIT and create significant value for all shareholders,” added Scot Sellers.

“‘Filthy’ was the first impression Land and Buildings’ experienced operator came away with following a recent tour of AEC’s Florida assets, and ‘amateur hour’ at best described their impression of management’s use of the LRO revenue management system – a system Archstone developed more than 15 years ago,” added Litt. “In addition, the inattentive leasing professionals and slow maintenance response that our operator witnessed, in our view, clearly contributed to AEC achieving only roughly half of the NOI growth of peers over the last four years in Florida.”

The presentation highlights why Land and Buildings believes Associated Estates is grossly undervalued and what the opportunity is in AEC’s stock:

•	Unlock 49% upside to fair value of $37 per share with Land and Buildings’ Board nominees driving change.
•	Cap rates have decreased at least 25 basis points in AEC markets since last summer based on “boots on the ground” this month.
•	Deliver 5-10% upside to net operating income through experienced and professional management.
•	Establish clear capital allocation plan exploiting arbitrage between public and private real estate markets, unlike current Board that has overseen funds from operations per share decline 4% since 2008 due to a more than tripling of its share count despite a persistent discount to net asset value.
•	Instill a culture of excellence, as many of Land and Buildings nominees have implemented at prior companies, in contrast to the current culture that appears to be supportive of bloated expenses and a lack of revenue maximization.
•	Implement best in class corporate governance, including the elimination of significant existing conflicts of interest related to family and personal relationships, and the removal of a 4% ownership limit.
•	Create a differentiated Class A apartment REIT by focusing in the core markets and exploiting market inefficiencies, rather than the existing strategy of expanding into new markets when AEC’s cost of capital does not support such investments.

Participant Dial-in Information for the call is as follows:

•	Domestic: 800 745 8951
•	International: +1 212 231 2911

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About Land and Buildings:

Land and Buildings is a registered investment manager specializing in publicly traded real estate and real estate related securities. Land and Buildings seeks to deliver attractive risk adjusted returns by opportunistically investing in securities of global real estate and real estate related companies, leveraging its investment professionals' deep experience, research expertise and industry relationships.

Investor Contact:

Scott Winter / Jonathan Salzberger

Innisfree M&A Incorporated

212-750-5833

Media Contact:
Elliot Sloane / Dan Zacchei

Sloane & Company
212-486-9500
Esloane@sloanepr.com or
Dzacchei@sloanepr.com

LAND & BUILDINGS CAPITAL GROWTH FUND, L.P., LAND & BUILDINGS INVESTMENT MANAGEMENT, LLC AND JONATHAN LITT (COLLECTIVELY, "LAND & BUILDINGS") AND MARC BROMLEY, MICHAEL DEMARCO, CHARLES ELSON, DANA HAMILTON, GREGORY HUGHES AND SCOT SELLERS (TOGETHER WITH LAND & BUILDINGS, THE "PARTICIPANTS") INTEND TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") A DEFINITIVE PROXY STATEMENT AND ACCOMPANYING FORM OF PROXY CARD TO BE USED IN CONNECTION WITH THE PARTICIPANTS' SOLICITATION OF PROXIES FROM THE STOCKHOLDERS OF ASSOCIATED ESTATES REALTY CORPORATION (THE "COMPANY") FOR USE AT THE COMPANY'S 2015 ANNUAL MEETING OF STOCKHOLDERS (THE "PROXY SOLICITATION"). ALL STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE PROXY SOLICITATION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS. WHEN COMPLETED, THE DEFINITIVE PROXY STATEMENT AND AN ACCOMPANYING PROXY CARD WILL BE FURNISHED TO SOME OR ALL OF THE COMPANY'S STOCKHOLDERS AND WILL BE, ALONG WITH OTHER RELEVANT DOCUMENTS, AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV/. IN ADDITION, INNISFREE M&A INCORPORATED, LAND & BUILDING'S PROXY SOLICITOR, WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT AND ACCOMPANYING PROXY CARD, WHEN AVAILABLE, WITHOUT CHARGE UPON REQUEST.

INFORMATION ABOUT THE PARTICIPANTS AND A DESCRIPTION OF THEIR DIRECT OR INDIRECT INTERESTS BY SECURITY HOLDINGS IS CONTAINED IN EXHIBIT 2 TO THE SCHEDULE 14A FILED BY LAND & BUILDINGS WITH THE SEC ON DECEMBER 29, 2014. THIS DOCUMENT CAN BE OBTAINED FREE OF CHARGE FROM THE SOURCES INDICATED ABOVE.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All forward-looking statements included in this document are based on information available to Land and Buildings on the date hereof.  In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “seek,” “should,” "could," “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology.  Such statements are not guarantees of future performance or activities.  Due to various risks, uncertainties and assumptions, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements.  The opinions of Land and Buildings are for general informational purposes only and do not have regard to the specific investment objective, financial situation, suitability or particular need of any specific person, and should not be taken as advice on the merits of any investment decision.  This material does not recommend the purchase or sale of any security.  Land and Buildings reserves the right to change any of its opinions expressed herein at any time as it deems appropriate.  Land and Buildings disclaims any obligation to update the information contained herein.  Land and Buildings and/or one or more of the investment funds it manages may purchase additional Associated Estates Realty shares or sell all or a portion of their shares or trade in securities relating to such shares.

EXHIBIT 2